Statement of Additional Information Supplement December 16, 2013

For the following funds with statements of additional information dated as indicated below (each as supplemented to date)

Capital Income Builder® (January 1, 2013)

The Income Fund of America® (October 1, 2013)

1. The following is added to the “Description of certain securities and investment techniques” section of the statement of additional information:

Equity-linked notes — The fund may purchase equity-linked notes to enhance the current income of its portfolio. Equity-linked notes are hybrid instruments that are specially designed to combine the characteristics of one or more reference securities — usually a single stock, a stock index or a basket of stocks — and a related equity derivative, such as a put or call option, in a single note form. For example, an equity-linked note that refers to the stock of an issuer may be the economic equivalent of holding a position in that stock and simultaneously selling a call option on that stock with a strike price greater than the current stock price. The holder of the note would be exposed to decreases in the price of the equity to the same extent as if it held the equity directly. However, if the stock appreciated in value, the noteholder would only benefit from stock price increases up to the strike price (i.e., the point at which the holder of the call option would be expected to exercise its right to buy the underlying stock). Additionally, the terms of an equity-linked note may provide for periodic interest payments to holders at either a fixed or floating rate.

As described in the example above, the return on an equity-linked note is generally tied to the performance of the underlying reference security or securities. In addition to any interest payments made during the term of the note, at maturity, the noteholder usually receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the issuance, the maximum principal amount to be repaid on the equity-linked note may be capped. For example, in consideration for greater current income or yield, a noteholder may forego its participation in the capital appreciation of the underlying equity assets above a predetermined price limit. Alternatively, if the linked securities have depreciated in value, or if their price fluctuates outside of a preset range, the noteholder may receive only the principal amount of the note, or may lose the principal invested in the equity-linked note entirely.

The price of an equity-linked note is derived from the value of the underlying linked securities. The level and type of risk involved in the purchase of an equity-linked note by the fund is similar to the risk involved in the purchase of the underlying linked securities. However, equity-linked notes are also dependent on the individual credit of the issuer of the note, which, in the case of unsecured notes, will generally be a major financial institution, and, in the case of collateralized notes, will generally be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. An investment in an equity-linked note bears the risk that the issuer of the note will default or become bankrupt. In such an event, the fund may have difficulty being repaid, or may fail to be repaid, the principal amount of, or income from, its investment. Like other structured products, equity-linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity-linked note defaulted under the terms of the note. However, depending on the law of the jurisdictions in which an issuer is organized and in which the note is issued, in the event of default, the fund may incur substantial expenses in seeking recovery under an equity-linked note, and may have limited legal recourse in attempting to do so.

Equity-linked notes are often privately placed and may not be rated, in which case the fund will be more dependent than would otherwise be the case on the ability of the investment adviser to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors. Ratings of issuers of equity-linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying equity securities. The fund’s successful use of equity-linked notes will usually depend on the investment adviser’s ability to accurately forecast movements in the underlying securities. Should the prices of the underlying securities move in an unexpected manner, or should the structure of the notes respond to market conditions differently than anticipated, the fund may not achieve the anticipated benefits of the investment in the equity-linked note, and it may realize losses, which could be significant and could include the fund’s entire principal investment.

Equity-linked notes are generally designed for the over-the-counter institutional investment market, and the secondary market for equity-linked notes may be limited. The lack of a liquid secondary market may have an adverse effect on the ability of the fund to accurately value and/or sell the equity-linked notes in its portfolio.

2. The last paragraph in the "Fund policies" section of the statement of additional information under the heading "Additional information about the fund's policies" is amended in its entirety to read as follows:

The fund currently does not intend to engage in securities lending, purchase securities on margin, sell securities short or invest in puts, calls, straddles or spreads or combinations thereof. Notwithstanding the foregoing, the fund may purchase equity-linked notes. Equity-linked notes are hybrid instruments that are specially designed to combine the characteristics of one or more reference securities — usually a single stock, a stock index or a basket of stocks — and a related equity derivative, such as a put or call option, in a single note form. See the “Description of certain securities and investment techniques” section of this statement of additional information for further information about equity-linked notes.

Keep this supplement with your statement of additional information.

MFGEBS-073-1213O CGD/10149-S40323